OPTIMUM FUND TRUST

Optimum International Fund
(the "Fund")

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2011

The following replaces the information in the section of the Fund's statement of additional information entitled “PORTFOLIO MANAGERS – B. Other Accounts Managed – Optimum International Fund – Mondrian”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Mondrian
Nigel May
Registered Investment Companies	4	$1.3 billion	0	$0
Other Pooled Investment Vehicles	4	$653 million	0	$0
Other Accounts	17	$6.4 billion	1	$269 million
Melissa J.A. Platt
Registered Investment Companies	2	$974 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$337 million	0	$0

The following replaces the information in the section of the Fund's statement of additional information entitled “PORTFOLIO MANAGERS – B. Other Accounts Managed – Optimum International Fund – BlackRock”:

BlackRock
Michael D. Carey
Registered Investment Companies	7	$5.5 billion	0	$0
Other Pooled Investment Vehicles	1	$123 million	0	$0
Other Accounts	8	$1.3 billion	0	$0
Thomas P. Callan
Registered Investment Companies	12	$12.3 billion	0	$0
Other Pooled Investment Vehicles	11	$2.8 billion	1	$440.5 million
Other Accounts	14	$2.7 billion	1	$75.5 million
Ian Jamieson
Registered Investment Companies	1	$1.13 billion	0	$0
Other Pooled Investment Vehicles	4	$718.7 million	0	$0
Other Accounts	1	$47.2 million	0	$0

The following replaces the information in the section of the Fund's statement of additional information entitled “PORTFOLIO MANAGERS – D. Compensation – 5. Optimum International Fund – BlackRock – Distribution of Discretionary Incentive Compensation”:

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Callan, Carey and Jamieson have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options.  Messrs. Callan, Carey and Jamieson have each participated in the deferred compensation program.

The following replaces the information in the section of the Fund's statement of additional information entitled “PORTFOLIO MANAGERS – D. Compensation – Optimum International Fund – BlackRock – Other compensation benefits”:

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Messrs. Callan, Carey and Jamieson are each eligible to participate in these plans.

Investments in Optimum International Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated March 9, 2012.